Exhibit 21
                           THERMO ELECTRON CORPORATION

                         Subsidiaries of the Registrant

As of February 28, 2005, Thermo Electron owned the following companies.

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                                                                                           STATE OR
                                                                                        JURISDICTION OF               PERCENT OF
                                            NAME                                         INCORPORATION                OWNERSHIP
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Thermo Electron Australia Pty Limited                                                       Australia                    100
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Thermo Electron A/S                                                                         Denmark                      100
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Thermo Electron Holdings SAS                                                                France                       100
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     Jouan S.A.S.                                                                           France                       100
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         Jouan Limited                                                                      England                      100
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         Jouan Industries SAS                                                               France                       100
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         SCI du 10 rue Dugay Trouin                                                         France                        98
         (2% owned by Jouan Industries SAS)
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         Jouan Italia srl                                                                   Italy                       99.95
         (.05% owned by Jouan Industries SAS)
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         ALC France S.A.S.                                                                  France                       100
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         Jouan Robotics SAS                                                                 France                       100
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         Jouan Nederland BV                                                                 Netherlands                  100
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         Jouan Nordic AS                                                                    Denmark                      100
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         Jouan A.S.                                                                         Czech Republic               100
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         Jouan, Inc.                                                                        Virginia                     100
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Laboratory Management Systems, Inc.                                                         Delaware                     100
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U.S. Counseling Services, Inc.                                                              Wisconsin                    100
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Thermo CRS Holdings Ltd.                                                                    Canada                       100
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     Thermo CRS Ltd.                                                                        Canada                       100
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         Robocon GmbH                                                                       Austria                      100
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         CRS Robotics France EURL                                                           France                       100
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Thermo Coleman Corporation                                                                  Delaware                     100
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Thermo Electron North America LLC                                                           Delaware                     100
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Fi SA                                                                                       France                       100
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Thermo Hypersil-Keystone Inc.                                                               Pennsylvania                 100
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Loftus Furnace Company                                                                      Pennsylvania                 100
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NAPCO, Inc.                                                                                 Connecticut                  100
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Staten Island Cogeneration Corporation                                                      New York                     100
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Thermo Electron Export Inc.                                                                 Barbados                     100
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Thermo Foundation, Inc.                                                                     Massachusetts                100
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Thermo Electron Financial Services Inc.                                                     Delaware                     100
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Russell pH Limited                                                                          Scotland                     100
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Thermo Keytek LLC                                                                           Delaware                     100
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Thermedics Detection de Argentina S.A.                                                      Argentina                    100
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Thermo Detection de Mexico, S.A. de C.V.                                                    Mexico                       100
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Thermo Detection Limited                                                                    England                      100
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Goring Kerr Detection Limited                                                               England                      100
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     Goring Kerr (NZ) Limited                                                               New Zealand                  100
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     Thermo Sentron Canada Inc.                                                             Canada                        95
     (additionally, 5% of the shares are owned directly by Thermo Electron Corporation)
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Thermo Ramsey S.A.                                                                          Spain                        100
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Thermo Ramsey Inc.                                                                          Massachusetts                100
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Thermo Re, Ltd.                                                                             Bermuda                      100
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Thermo Ramsey Pty Ltd                                                                       Australia                    100
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Thermo Electron (Proprietary) Limited                                                       South Africa                 100
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Comtest Limited                                                                             England                      100
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KFP Operating Company, Inc.                                                                 Delaware                     100
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KFx Fuel Partners, L.P.                                                                     Delaware                     100
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Star/RESC LLC                                                                               Texas                        75*
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Thermo Electron Metallurgical Services, Inc.                                                Texas                        100
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RealFlex Systems Inc.                                                                       Texas                        100
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                                                                                           STATE OR
                                                                                        JURISDICTION OF               PERCENT OF
                                            NAME                                         INCORPORATION                OWNERSHIP
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Thermo Gamma-Metrics Pty Ltd                                                                Australia                    100
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     Thermo Electron (Chile) S.A.                                                           Chile                        100
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Thermo Electron India Private Limited                                                       India                         90
(an additional 10% owned by Thermo Gamma-Metrics LLC)
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Thermo MF Physics Corporation                                                               Delaware                     100
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ONIX Systems Inc.                                                                           Delaware                     100
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     Thermo Process Instruments GP, LLC                                                     Delaware                     100
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     Thermo Process Instruments LP                                                          Texas                       99.9
     (an additional 0.10% owned by Thermo Process Instruments GP, LLC)
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         Thermo Measuretech Canada Inc.                                                     Canada                       100
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     Onix Holdings Limited                                                                  England                      100
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         CAC Limited                                                                        England                      100
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         Thermo Measurement Ltd                                                             England                      100
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              Peek Measurement Limited                                                      England                      100
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         Thermo Onix Limited                                                                England                      100
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              Thermo ONIX B.V.                                                              Netherlands                  100
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Thermo Electron Scientific Instruments Corporation                                          Wisconsin                    100
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     Thermo Optek (Australia) Pty Ltd.                                                      Australia                    100
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     Fuji Partnership                                                                       Japan                      80.2170
     (19.783% of partnership is owned directly by Thermo Forma Inc.)
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     Thermo Electron German Holdings Inc.                                                   Delaware                    35.4
     (7.2% of shares are owned directly by TDI Inc. of VA, 6.6% of shares are owned directly by Thermo Gamma-Metrics LLC, 19.3% of shares are owned directly by Thermo Electron Corporation, 31.5% of shares are owned directly by Thermo Finnigan LLC.)
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     FI Instruments Inc.                                                                    Delaware                     100
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     Thermo Elemental Inc.                                                                  Massachusetts                100
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         Thermo Electron SA                                                                 Switzerland                  100
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              Thermo Electron Corporation (Pty) Ltd.                                        South Africa                 100
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              Thermo Electron Austria Wissenschaftliche Gerate GmbH                         Austria                      100
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         Baird Do Brazil Representacoes Ltda.                                               Brazil                       100
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     Thermo Instruments (Canada) Inc.                                                       Canada                       100
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     Life Sciences International Limited                                                    England                      100
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         Fastighets AB Skrubba                                                              Sweden                       100
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         Thermo Optek Limited                                                               England                      100
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              VG Systems Limited                                                            England                      100
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                  VG Systems Japan K.K.                                                     Japan                        100
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              Norlab Instruments Limited                                                    Scotland                     100
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              Thermo Electron Manufacturing Limited                                         England                      100
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                  Thermo Nicolet Limited                                                    England                      100
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                  Thermo Elemental Limited                                                  England                      100
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                  Nuclear Enterprises Limited                                               Scotland                     100
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                  Thermo Finnigan Limited                                                   England                      100
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                  Thermo Hypersil Limited                                                   England                      100
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         Thermo Radiometrie Limited                                                         England                      100
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         Thermo Electron Limited                                                            England                      100
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         Thermo Electron Weighing & Inspection Limited                                      England                      100
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              Thermo Sentron Limited                                                        England                      100
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                  Hitech Electrocontrols Limited                                            England                      100
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              Thermo Allen Coding Limited                                                   England                      100
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         Thermo Electron (Management Services) Limited                                      England                      100
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              Life Sciences International Holdings BV                                       Netherlands                  100
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                  Bioanalysis Labsystems, S.A.                                               Spain                        90
                   (10% owned by Thermo Electron B.V.)
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                  Thermo Electron Oy                                                        Finland                      100
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                                                                                           STATE OR
                                                                                        JURISDICTION OF               PERCENT OF
                                            NAME                                         INCORPORATION                OWNERSHIP
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                      Thermo Labsystems (Shanghai) Co. Ltd.                                 China                        100
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                      Thermo Electron LLS India Private Limited                             India                        100
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                      JSC Thermo Electron                                                   Russia                       100
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                      Labinstruments Oy                                                     Finland                      100
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                  Life Sciences International (Poland) SP z O.O                             Poland                       100
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                  Labsystems Christioan-Gassauer-Fleissner GmbH                             Austria                      100
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              Thermo Electron SpA                                                           Italy                        100
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              Thermo Ramsey Italia S.r.l.                                                   Italy                        100
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                  Thermo Ramsey TecnoEuropa S.r.l.                                          Italy                        100
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                      Thermo Electron Polska Sp. z o.o.                                     Poland                        50
                       (50% owned by Thermo Electron Weighing & Inspection Limited)
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         Comdata Services Limited                                                           England                       50
         (50% owned by Savant Instruments Limited)
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              Lipshaw                                                                       England                    99.998
              (.002% by Helmet Securities Limited)
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              Luckham Limited                                                               England                    99.999
              (.001% by Helmet Securities Limited)
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              Phicom Limited                                                                England                    99.960
              (.040% by Helmet Securities Limited)
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              Southions Investments Limited                                                 England                    99.999
              (.001% by Helmet Securities Limited)
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              Sungei Puntar Rubber Estate Limited                                           England                    99.918
              (.082% by Helmet Securities Limited
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              Westions Limited                                                              England                    99.950
              (.050% by  Helmet Securities Limited)
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              Forma Scientific Limited                                                      England                       99
              (1% owned by Helmet Securities Limited)
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              Thermodorm (1) Limited                                                        England                    99.980
              (.020% by Helmet Securities Limited)
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                  Shandon Southern Instruments Limited                                      England                     99.99
                  (.01% Helmet Securities Limited)
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         Savant Instruments Limited                                                         England                     99.00
         (1.000% by Comdata Services Limited)
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         Helmet Securities Limited                                                          England                     99.99
         (.001%  owned by Comdata Services Limited)
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              International Equipment Company Limited                                       England                     98.1
              (1.9% by Thermo IEC Inc.)
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              Life Sciences International Kft                                               Hungary                      100
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              Life Sciences International, Inc.                                             Pennsylvania                 100
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                  LSI (US) Inc.                                                             Delaware                     100
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         Commendstar Limited                                                                England                      100
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         Consumer & Video Holdings Limited                                                  England                    99.996
         (.004% owned by Helmet Securities Limited)
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              Video Communications Limited                                                  England                    99.999
              (.001 Helmet Securities Limited)
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         Greensecure Projects Limited                                                       England                      100
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              Hybaid Limited                                                                England                      100
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                  Equibio Limited                                                           England                      100
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         Omnigene Limited                                                                   England                     58.47
         (41.53% owned by Thermo Electron (Management Services) Limited)
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         Southern Instruments Holdings Limited                                              England                    99.999
         (.001% owned by Helmet Securities Limited)
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              Finishlong Limited                                                            England                    99.997
              (.003% owned by Helmet Securities Limited)
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Thermo Kevex X-Ray Inc.                                                                      Delaware                    100
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Thermo NESLAB Inc.                                                                          New Hampshire                100
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                                                                                           STATE OR
                                                                                        JURISDICTION OF               PERCENT OF
                                            NAME                                         INCORPORATION                OWNERSHIP
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NITI Corporation                                                                            Wisconsin                    100
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ThermoSpectra Limited                                                                       England                      100
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Thermo Electron Sweden Forvaltning AB                                                       Sweden                       100
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     Spectra-Physics AB                                                                     Sweden                       100
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         Spectra-Physics Holdings USA, Inc.                                                 Delaware                     100
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         Spectra-Physics Holdings Limited                                                   England                      100
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         Saroph Sweden AB                                                                   Sweden                       100
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              Saroph B.V.                                                                   Netherlands                  100
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              Thermo Electron Sweden AB                                                     Sweden                       100
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              Thermo Life Sciences AB                                                       Sweden                       100
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Laser Analytical Systems, Inc.                                                              California                   100
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Thermo Finnigan LLC                                                                         Delaware                     100
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     Thermo Finnigan Australia Pty. Ltd.                                                    Australia                    100
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     Finnigan Properties, Inc.                                                              Delaware                     100
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              Thermo Gamma-Metrics LLC                                                      Delaware                     100
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              TMOI Inc.                                                                     Delaware                     100
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Thermo Electron (China) Holding Limited                                                     England                      100
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     Thermo Electron (Shanghai) Technologies and Instruments Co., Ltd.                      China                        100
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     Thermo Electron (Shanghai) Instruments Co. Ltd.                                        China                        100
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     H.D. Technologies                                                                      England                       99
     (1% owned by Savant Instruments Limited)
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Thermo Forma Inc.                                                                           Delaware                     100
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     Thermo IEC Inc.                                                                        Delaware                     100
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Thermo Electron (Hong Kong) Limited                                                         Hong Kong                    100
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     Thermo Life Science International Trading (Tianjin) Co., Ltd.                          China                        100
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Thermo Electron Schweiz AG                                                                  Switzerland                  100
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Thermo Electron K.K.                                                                        Japan                        100
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Fisons Instruments NV                                                                       Belgium                      100
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Thermo Instruments S.A.                                                                     Spain                        100
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Thermo BioAnalysis Corporation                                                              Delaware                    94.9
(5.1% owned by Life Sciences International Limited)
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     Thermo LabSystems S.A.                                                                 Spain                        100
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     Thermo Holding European Operations Corp.                                               Delaware                      85
     (an additional 15% is owned by Thermo Electron German Holdings Inc.)
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         Thermo Luxembourg Holding S.a.r.l.                                                 Luxembourg                   100
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              Thermo TLH (UK) Limited                                                       England                      100
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              Thermo Electron Holding BV                                                    Netherlands                  100
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                      Environmental Processing Manufacturing BV                             Netherlands                  100
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                      Thermo Electron B.V.                                                  Netherlands                  100
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                           Van Hengel Holding B.V.                                          Netherlands                  100
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                              Thermo Optek S.A.                                             Spain                        100
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                           Thermo Finance Company BV                                        Netherlands                  100
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                           Thermo Electron B.V. B.A.                                        Belgium                     93.5
                           (6.5% owned by Thermo Electron Holding BV)
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                           Thermo Finnigan S.A.                                             Spain                        100
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                      ThIS Gas Analysis Systems B.V.                                        Netherlands                  100
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                           Thermo Euroglas B.V.                                             Netherlands                  100
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                               Thermo Electron Deutschland Verwaltvngs GmbH                 Germany                      100
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                               Valerian Ltd.                                                Gibraltar                    100
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                                    Thermo Luxembourg S.a.r.l.                              Luxembourg                  99.17
                                    (.83% owned by Thermo Euroglas B.V.)
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                                        Thermo Electron Deutschland GmbH & Co. KG           Germany                      100
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                                                                                           STATE OR
                                                                                        JURISDICTION OF               PERCENT OF
                                            NAME                                         INCORPORATION                OWNERSHIP
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                                            Thermo Electron IT Services GmbH                Germany                      100
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                                                 Thermo Electron GmbH                       Germany                      100
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                                                     Thermo Electron (Erlangen) GmbH        Germany                     89.96
                                                     (additionally 10.04% of the shares
                                                     are owned directly by Thermo
                                                     Electron Corporation)
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                                                     Thermo Electron  (Bremen) GmbH         Germany                       90
                                                     (additionally 10% of the shares are
                                                     owned directly by Thermo Electron
                                                     Corporation)
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                                                     Thermo Electron (Karlsruhe) GmbH       Germany                       90
                                                     (additionally, 10% of the shares are
                                                     owned directly by Thermo Electron
                                                     Scientific Instruments Corporation)
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                                                     Thermo Electron (Oberhausen) GmbH      Germany                      100
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                                                     ESM Andersen Instruments GmbH          Germany                      100
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              Thermo TLH L.P.                                                               Delaware                   99.99*
              (additionally 0.01% is owned by Thermo TLH (U.K.) Limited
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     Thermo BioStar Inc.                                                                    Delaware                     100
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     Thermo DMA Inc.                                                                        Texas                        100
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     Thermo Electron Singapore Pte Ltd                                                      Singapore                    100
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     TDI Inc. of VA                                                                         Virginia                     100
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     Thermo Shandon Limited                                                                 England                      100
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     Thermo Shandon Inc.                                                                    Pennsylvania                 100
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     Thermo BioAnalysis Limited                                                             England                      100
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         Thermo Fast U.K. Limited                                                           England                      100
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     Thermo Projects Limited                                                                England                      100
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         Toolquip International Limited                                                     England                      100
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         Labquip International Limited                                                      England                      100
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         Thermo Projects Limited BVI                                                        British Virgin               100
                                                                                            Islands
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              Simplepaper Limited                                                           England                      100
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     Thermo Informatics Asia Pacific Pty Ltd.                                               Australia                    100
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     Thermo LabSystems Inc.                                                                 Massachusetts                100
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         InnaPhase Group Holdings, Inc.                                                     Delaware                     100
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         InnaPhase Limited                                                                  England                      100
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         InnaPhase, Inc.                                                                    Canada                       100
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     Thermo Trace Ltd.                                                                      Australia                    100
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         Trace BioSciences Pty. Ltd.                                                        Australia                    100
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              Trace BioSciences (NZ) Limited                                                New Zealand                  100
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Thermo Electron SA. (29.9% owned by Thermo Electron Scientific Instruments Corporation      France                      47.52
and 22.58 by Thermo BioAnalysis Corporation)
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         Thermo Instruments SAS                                                             France                       100
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              Rutter Instrumentation S.A.R.L.                                               France                       100
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Thermo Environmental Instruments Inc.                                                       California                   100
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     Thermo Electron (Calgary) Limited                                                      Canada                       100
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     Thermo Orion Inc.                                                                      Massachusetts                100
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         Thermo Orion Puerto Rico Inc.                                                      Delaware                     100
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Thermo Instruments do Brazil Ltda.                                                          Brazil                       100
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Thermo CIDTEC Inc.                                                                          New York                     100
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Thermo Power Corporation                                                                    Massachusetts                100
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     ACI Holdings Inc.                                                                      New York                     100
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Lancaster Laboratories LLC                                                                  Delaware                     100
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Thermo Securities Corporation                                                               Delaware                     100
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                                                                                           STATE OR
                                                                                        JURISDICTION OF               PERCENT OF
                                            NAME                                         INCORPORATION                OWNERSHIP
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     Thermo Eberline LLC                                                                    Delaware                      51
     (49% owned by Thermo BioAnalysis Corporation)
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ThermoLase LLC                                                                              Delaware                     100
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     ThermoLase Japan L.L.C.                                                                Wyoming                       50*
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Trex Medical Corporation                                                                    Delaware                     100
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Thermo Corporation                                                                          Delaware                     100
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 * Joint Venture/Partnership

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